UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549
                          ----------------------



                                FORM 8-K


                             CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): March  2, 2005
                                                        --------------

                      JOHN B. SANFILIPPO & SON, INC.
                      ------------------------------
            (Exact Name of Registrant as Specified in Charter)


        Delaware                    0-19681             36-2419677
----------------------------   ----------------   -----------------------
(State or Other Jurisdiction   (Commission File   (I.R.S. Employer
 of Incorporation)              Number)            Identification Number)




             2299 Busse Road, Elk Grove Village, Illinois 60007
             --------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (847) 593-2300
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))




Item 1.01 -- Entry into a Material Definitive Agreement.
--------------------------------------------------------

On March 2, 2005, John B. Sanfilippo & Son, Inc. (the "Company") and Panasonic Corporation of North America, f/k/a Matsushita Electric Corporation of America ("Panasonic") entered into an amendment (the "Amendment") to the Purchase and Sale Agreement by and between the Company and Panasonic, dated December 2, 2004 (the "Agreement"), whereby, among other things, the Company agreed to purchase certain real property in Elgin, Illinois from Panasonic for $48 million as part of the Company's facility consolidation project. In addition, in connection with the closing of this transaction, the Company agreed to lease back to Panasonic a portion of the purchased property under two lease agreements. Under the Agreement, the Company paid $2 million as a fully refundable deposit on December 7, 2004, with the remainder of the purchase price due on the closing date. The Amendment, among other things, extends the closing date for this purchase to April 15, 2005 from March 18, 2005. The Company's obligations under the Agreement are subject to various closing conditions, including the satisfactory completion of the Company's testing and investigation of the property. Under the Amendment, certain of the Company's investigation rights are extended to March 18, 2005 from March 1, 2005.A copy of the Amendment is attached as an exhibit to this Current Report on Form 8-K.

Separately, on March 2, 2005, the Company entered into an amendment (the "Bank Amendment") to its bank credit facility with U.S. Bank National Association, Sun Trust Bank, N.A. and LaSalle Bank National Association. Under terms of the Bank Amendment, the total loan commitment is increased to $105 million from $80 million for the time period March 7, 2005 to June 30, 2005, and remains at $80 million thereafter. Copies of the Bank Amendment and individual notes issued by the Company in favor of the participating banks are attached as exhibits to this Current Report on Form 8-K.


Item 9.01 Financial Statements and Exhibits.
--------------------------------------------

(c) Exhibits
------------

The exhibits filed herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.


                                SIGNATURE
                                ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           JOHN B. SANFILIPPO & SON, INC.


March 7, 2005                              By: /s/ Michael J. Valentine
                                               ------------------------
                                               Michael J. Valentine
                                               Executive Vice President
                                               Finance, Chief Financial
                                               Officer and Secretary


                              EXHIBIT INDEX
                              -------------

Exhibits     Description
--------     ----------------------------------------------------------

10.1 First Amendment to Purchase and Sale Agreement dated March 2, 2005 by and between Panasonic Corporation of North America, f/k/a Matsushita Electric Corporation, and the Registrant

10.2 Sixth Amendment to Credit Agreement dated March 7, 2005 by and among the Registrant, JBS International, Inc. and U.S. Bank National Association, in its capacity as agent to Sun Trust Bank, N. A. and LaSalle Bank National Association

10.3 Amended and Restated Line of Credit Note in the principal amount of $52.5 million executed by the Registrant in favor of U.S. Bank National Association, dated March 7, 2005

10.4 Amended and Restated Line of Credit Note in the principal amount of $22.5 million executed by the Registrant in favor of Sun Trust Bank, N.A., dated March 7, 2005

10.5 Amended and Restated Line of Credit Note in the principal amount of approximately $30.0 million executed by the Registrant in favor of LaSalle Bank National Association, dated March 7, 2005